UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–04528)

Exact name of registrant as specified in charter:	Putnam Ohio Tax Exempt Income Fund

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	May 31, 2020

Date of reporting period:	June 1, 2019 — November 30, 2019

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam INVESTMENTS

Putnam Ohio Tax Exempt Income Fund

Semiannual report
11 | 30 | 19

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PXOHX

Putnam Ohio
Tax Exempt
Income Fund

Semiannual report
11 | 30 | 19

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

January 8, 2020

Dear Fellow Shareholder:

We believe your mutual fund investment offers a number of advantages, such as investment diversification and daily liquidity. Putnam funds also include a commitment to active investing. Putnam’s portfolio managers and analysts take a research-intensive approach that incorporates risk management strategies designed to serve you through changing conditions.

To support your overall investment program, we believe that the counsel of a financial advisor is prudent. For over 80 years, Putnam has recognized the importance of professional investment advice. Your financial advisor can help in many ways, including defining and planning for goals, determining your appropriate level of risk, and reviewing your investments on a regular basis.

As always, your fund’s Board of Trustees remains committed to protecting the interests of Putnam shareholders like you. We thank you for investing with Putnam.

Municipal bonds finance important public projects, such as schools, roads, and hospitals. The bonds are backed by either the issuing city, town, or other government entity or by revenues collected from usage fees.

However, unlike U.S. Treasuries or corporate bonds, the interest paid on municipal bonds is generally free from federal income taxes. Moreover, Ohio residents generally pay no state income taxes on distributions paid from municipal bonds issued in the Buckeye State. That can make municipal bonds particularly attractive to investors subject to higher personal income tax rates.

2 Ohio Tax Exempt Income Fund

Source: Putnam, as of 11/30/19. Past performance is no guarantee of future results. Yields for U.S. Treasuries, investment-grade corporates, and municipal bonds are represented by the average “yield to worst” — a calculation of the lowest possible yield generated without defaulting — of the Bloomberg Barclays U.S. Treasury Index, an unmanaged index of U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury; the Bloomberg Barclays U.S. Credit Index, an unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, taxable corporate and government related bonds; and the Bloomberg Barclays Municipal Bond Index, an unmanaged index of long-term fixed-rate, investment-grade tax-exempt bonds, respectively. You cannot invest directly in an index. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Income from municipal bonds may be subject to the alternative minimum tax. Taxable equivalent yield and annual after-tax income are based on a 40.80% federal income tax rate. This rate reflects the Tax Cuts and Jobs Act of 2017 and includes the 3.80% Medicare surtax.

Source: Moody’s Investor Services, U.S. Municipal Bond Defaults and Recoveries, Five-Year Average Cumulative Default Rates, 1970–2018 (August 2019). Most recent data available.

Ohio Tax Exempt Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 9–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 11/30/19. See above and pages 9–11 for additional fund performance information. Index descriptions can be found on pages 14–15.

4 Ohio Tax Exempt Income Fund

Paul has a B.A. from Suffolk University. He has been in the investment industry since he joined Putnam in 1989.

Garrett L. Hamilton, CFA, is also a Portfolio Manager of the fund.

Paul, how did municipal bonds perform during the reporting period?

Municipal bonds delivered positive performance, with the Bloomberg Barclays Municipal Bond Index rising 2.39% for the period. This performance came as stock market volatility increased amid the U.S.–China trade dispute and slowing global growth, which contributed to recession fears. The month of August 2019 was noteworthy for its steep sell-off in risk assets.

The pace of the Federal Reserve’s interest-rate hikes came into question during the spring of 2019 as recession fears grew. With investors anticipating cuts from the Fed and other central banks, municipal bonds rallied. On July 31, 2019, the Fed reduced its benchmark rate by a quarter percentage point. Fed Chair Jerome Powell described the reduction as a “mid-cycle adjustment,” adding that it didn’t represent the “beginning of a lengthy cutting cycle.” The Fed introduced a second rate cut in September to help keep the U.S. economy on solid footing. However, when the Fed announced a third rate cut on October 31, 2019, it hinted that it could be nearing a pause. Policy makers indicated that they remain data dependent with regard

Ohio Tax Exempt Income Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 11/30/19. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the timing of matured security transactions, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets as of 11/30/19. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

6 Ohio Tax Exempt Income Fund

to future rate moves rather than being predisposed to adjusting rates lower. The three rate cuts reversed most of the Fed’s four rate increases in 2018.

Were technical [supply/demand] factors supportive of municipal bonds?

Supply/demand technicals, as well as stable credit fundamentals, were supportive of the asset class during the period. The level of supply continued to climb due to refundings and new issuance in the low-rate environment. [Refundings occur when municipalities issue new bonds at the prevailing lower rates to pay off their existing, more expensive debt.] According to Bond Buyer, issuance year to date through November 30, 2019, stood at $377 billion.

Fund flows, a measure of investor demand for mutual funds, continued to trend higher for municipal bond funds as well, approaching historic levels. The cap on state and local tax [SALT] deductions was a factor in this demand, as was overall investor concern about the state of the U.S. and global economy. According to Lipper, municipal bond fund inflows year to date through November 30, 2019, totaled $89 billion.

With supportive technicals and low interest rates prevailing, municipal bond yields declined to near-record lows during the period. Consequently, the ratio of longer-maturity municipal bond yields to U.S. Treasury yields rose slightly during the six-month period. The higher the ratio, the more attractive municipals are relative to U.S. Treasuries.

How did the fund perform during the reporting period?

For the six months ended November 30, 2019, the fund outperformed the average return of its Lipper peer group, Ohio Municipal Debt Funds, but underperformed the Bloomberg Barclays Municipal Bond Index [the fund’s benchmark].

What was your investment approach?

With regard to credit positioning, we favored higher-rated bonds over lower-rated, high-yield bonds due to the credit spread compression in the municipal bond market. Accordingly, the fund held an overweight exposure to higher-quality bonds rated A and BBB and an underweight exposure to non-rated bonds relative to the fund’s Lipper peer group. The fund’s overweight in bonds rated BBB was especially beneficial, as they outperformed the market when the Fed’s outlook became more dovish. From a sector or industry positioning perspective, we favored higher education, long-term care, and hospital bonds relative to the fund’s Lipper peer group.

Duration positioning, a measure of the fund’s interest-rate sensitivity, was generally neutral relative to the level of its Lipper peer group. The fund’s yield-curve positioning focused on longer intermediate-term securities with maturities of 10 to 15 years. As part of this strategy, the fund held underweight exposures to long maturity holdings compared with the benchmark.

We remain cautious about Puerto Rico due to its uncertain economic recovery and a perceived lack of institutional credibility across the Commonwealth’s government. In late July, Puerto Rico Governor Ricardo Rossello resigned amid protests demanding his exit after leaked texts indicated possible wrongdoing in his political circle. He appointed Pedro Pierluisi as his successor, but Puerto Rico’s Supreme Court ruled in August that this move was unconstitutional due to a lack of legislative confirmation. Puerto Rico Justice Secretary Wanda Vazquez then became governor. During the period, the fund remained underweight in its exposure to Puerto Rico’s municipal bonds compared with its Lipper peer group.

Ohio Tax Exempt Income Fund 7

What is your near-term outlook?

We believe the U.S.–China trade war has created headwinds for the U.S. economy. U.S. GDP growth declined from 3.1% in the first quarter of 2019 to 2.1% in the second quarter. The advance estimate of GDP growth for the third quarter was 1.9%. Global growth has also shown the effects of the trade war, with Germany and the United Kingdom, as well as China, experiencing weaker growth.

At its December 2019 policy meeting following the close of the period, the Fed held interest rates steady. The decision was a rare unanimous decision. Weak exports and business investment are being counterbalanced by strong job growth and consumer spending. Policy makers have indicated that they will continue to monitor incoming data that could alter their outlook for the U.S. economy, which remains “favorable” despite risks. Global developments, a material change in inflation, the trade conflict, and foreign economic weakness are risks that could shift the Fed’s stance on rates, in our view.

Global growth has slowed, but we don’t believe a U.S. recession is imminent. As such, we believe the Fed could remain on hold as the U.S. economy appears to be stabilizing. We’ll continue to adjust the portfolio to reflect the team’s best ideas to secure income as well as total return prospects in a low-interest-rate environment.

Thank you, Paul, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the timing of matured security transactions, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Ohio Tax Exempt Income Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended November 30, 2019, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R6 and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 11/30/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (10/23/89)
Before sales charge	4.86%	40.96%	3.49%	15.44%	2.91%	12.48%	4.00%	7.45%	2.28%
After sales charge	4.72	35.32	3.07	10.82	2.08	7.98	2.59	3.15	–1.81
Class B (7/15/93)
Before CDSC	4.65	33.95	2.97	11.77	2.25	10.28	3.31	6.67	1.85
After CDSC	4.65	33.95	2.97	9.77	1.88	7.28	2.37	1.67	–3.15
Class C (10/3/06)
Before CDSC	4.60	30.43	2.69	11.03	2.12	9.89	3.19	6.62	1.89
After CDSC	4.60	30.43	2.69	11.03	2.12	9.89	3.19	5.62	0.89
Class R6 (5/22/18)
Net asset value	4.96	44.28	3.73	16.85	3.16	13.35	4.27	7.82	2.51
Class Y (1/2/08)
Net asset value	4.96	44.11	3.72	16.72	3.14	13.23	4.23	7.68	2.39

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 4.00% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class B, C, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

Ohio Tax Exempt Income Fund 9

Comparative index returns For periods ended 11/30/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Bloomberg Barclays
Municipal Bond Index	5.72%	53.00%	4.34%	19.17%	3.57%	15.84%	5.02%	8.49%	2.39%
Lipper Ohio
Municipal Debt Funds	5.14	43.33	3.65	15.97	3.00	12.74	4.07	7.53	2.10
category average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 11/30/19, there were 27, 27, 24, 22, 20, and 5 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 11/30/19

Distributions	Class A		Class B	Class C	Class R6	Class Y
Number	6		6	6	6	6
Income[1]	$0.115748		$0.087109	$0.080469	$0.127198	$0.126027
Capital gains[2]	—		—	—	—	—
Total	$0.115748		$0.087109	$0.080469	$0.127198	$0.126027
	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value
5/31/19	$9.06	$9.44	$9.05	$9.06	$9.07	$9.07
11/30/19	9.15	9.53	9.13	9.15	9.17	9.16
	Before	After	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	asset	asset
(end of period)	charge	charge	value	value	value	value
Current dividend rate[3]	2.47%	2.37%	1.85%	1.70%	2.72%	2.69%
Taxable equivalent[4]	4.56	4.37	3.41	3.14	5.02	4.96
Current 30-day
SEC yield[5]	N/A	1.26	0.69	0.54	1.55	1.53
Taxable equivalent[4]	N/A	2.32	1.27	1.00	2.86	2.82

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 45.80% federal and state combined tax rate for 2019. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

10 Ohio Tax Exempt Income Fund

Fund performance as of most recent calendar quarter Total return for periods ended 12/31/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (10/23/89)
Before sales charge	4.85%	41.02%	3.50%	14.82%	2.80%	11.80%	3.79%	6.56%	2.04%
After sales charge	4.71	35.38	3.08	10.22	1.97	7.33	2.39	2.30	–2.04
Class B (7/15/93)
Before CDSC	4.64	34.01	2.97	11.29	2.16	9.73	3.14	5.90	1.72
After CDSC	4.64	34.01	2.97	9.30	1.79	6.73	2.20	0.90	–3.28
Class C (10/3/06)
Before CDSC	4.59	30.50	2.70	10.44	2.01	9.23	2.99	5.74	1.64
After CDSC	4.59	30.50	2.70	10.44	2.01	9.23	2.99	4.74	0.64
Class R6 (5/22/18)
Net asset value	4.95	44.35	3.74	16.23	3.05	12.67	4.06	6.93	2.16
Class Y (1/2/08)
Net asset value	4.95	44.18	3.73	16.10	3.03	12.54	4.02	6.79	2.15

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R6	Class Y
Total annual operating expenses for the fiscal
year ended 5/31/19	0.84%	1.47%	1.62%	0.59%	0.62%
Annualized expense ratio for the six-month
period ended 11/30/19	0.83%	1.46%	1.61%	0.59%	0.61%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

Ohio Tax Exempt Income Fund 11

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 6/1/19 to 11/30/19. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R6	Class Y
Expenses paid per $1,000*†	$4.20	$7.37	$8.13	$2.99	$3.09
Ending value (after expenses)	$1,022.80	$1,018.50	$1,018.90	$1,025.10	$1,023.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 11/30/19, use the following calculation method. To find the value of your investment on 6/1/19, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R6	Class Y
Expenses paid per $1,000*†	$4.19	$7.36	$8.12	$2.98	$3.08
Ending value (after expenses)	$1,020.85	$1,017.70	$1,016.95	$1,022.05	$1,021.95

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

12 Ohio Tax Exempt Income Fund

Consider these risks before investing

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. The fund’s performance will be closely tied to the economic and political conditions in Ohio, and can be more volatile than the performance of a more geographically diversified fund. Capital gains, if any, are taxed at the federal and, in most cases, state levels. For some investors, investment income may be subject to the federal alternative minimum tax. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Tax-exempt bonds may be issued under the Internal Revenue Code only by limited types of issuers for limited types of projects. As a result, the fund’s investments may be focused in certain market segments and be more vulnerable to fluctuations in the values of the securities it holds than a more broadly invested fund. Interest the fund receives might be taxable. You can lose money by investing in the fund.

Ohio Tax Exempt Income Fund 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

14 Ohio Tax Exempt Income Fund

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2019, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of November 30, 2019, Putnam employees had approximately $484,000,000 and the Trustees had approximately $75,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Ohio Tax Exempt Income Fund 15

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2019, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2019, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2019 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2019. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous

16 Ohio Tax Exempt Income Fund

years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2018. These expense limitations were: (i) a contractual expense limitation applicable to all open-end funds of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2018. Putnam Management and PSERV have agreed to maintain these expense limitations until at least September 30, 2020. The support of Putnam Management and PSERV for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2018. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2018 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this

Ohio Tax Exempt Income Fund 17

regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans and sub-advised mutual funds. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, after a strong start to the year, 2018 was a mixed year for The Putnam Funds, with the Putnam open-end Funds’ performance, on an asset-weighted basis, ranking in the 54th percentile of their Lipper Inc. (“Lipper”) peers (excluding those Putnam funds that are evaluated based on their total returns versus selected investment benchmarks). The Trustees also noted that The Putnam Funds were ranked by the Barron’s/Lipper Fund Families survey as the 41st-best performing mutual fund complex out of 57 complexes for the one-year period ended December 31, 2018 and the 29th-best performing mutual fund complex out of 55 complexes for the five-year period ended December 31, 2018. The Trustees observed that The Putnam Funds’ performance over the longer-term continued to be strong, ranking 6th out of 49 mutual fund complexes in the survey over the ten-year period ended 2018. In addition, the Trustees noted that 22 of the funds were four- or five-star rated by Morningstar Inc. at the end of 2018. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2018 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

18 Ohio Tax Exempt Income Fund

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Ohio Municipal Debt Funds) for the one-year, three-year and five-year periods ended December 31, 2018 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd
Three-year period	3rd
Five-year period	3rd

Over the one-year, three-year and five-year periods ended December 31, 2018, there were 27, 24 and 23 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.) The Trustees considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires in 2018 to strengthen its investment team.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

Ohio Tax Exempt Income Fund 19

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

20 Ohio Tax Exempt Income Fund

The fund’s portfolio 11/30/19 (Unaudited)

Key to holding’s abbreviations

AGM Assured Guaranty Municipal Corporation	GNMA Coll. Government National Mortgage
AMBAC AMBAC Indemnity Corporation	Association Collateralized
COP Certificates of Participation	NATL National Public Finance Guarantee Corporation
FHLMC Coll. Federal Home Loan Mortgage	PSFG Permanent School Fund Guaranteed
Corporation Collateralized	U.S. Govt. Coll. U.S. Government Collateralized
FNMA Coll. Federal National Mortgage	VRDN Variable Rate Demand Notes, which are floating-
Association Collateralized	rate securities with long-term maturities that carry
FRB Floating Rate Bonds: the rate shown is the current	coupons that reset and are payable upon demand
interest rate at the close of the reporting period. Rates	either daily, weekly or monthly. The rate shown is the
may be subject to a cap or floor. For certain securities,	current interest rate at the close of the reporting
the rate may represent a fixed rate currently in place	period. Rates are set by remarketing agents and may
at the close of the reporting period.	take into consideration market supply and demand,
G.O. Bonds General Obligation Bonds	credit quality and the current SIFMA Municipal Swap
Index rate, which was 1.10% as of the close of the
reporting period.

MUNICIPAL BONDS AND NOTES (97.8%)*	Rating**	Principal amount	Value
Alaska (1.2%)
AK State Indl. Dev. & Export Auth. Rev. Bonds,
(Tanana Chiefs Conference), Ser. A
5.00%, 10/1/31	A+/F	$500,000	$612,170
5.00%, 10/1/30	A+/F	650,000	798,525
			1,410,695
Guam (1.4%)
Territory of GU, Govt. G.O. Bonds, 5.00%, 11/15/31	Ba1	585,000	685,667
Territory of GU, Port Auth. Rev. Bonds, Ser. B
5.00%, 7/1/37	A	200,000	236,606
5.00%, 7/1/36	A	400,000	474,764
5.00%, 7/1/33	A	200,000	239,124
			1,636,161
Indiana (1.6%)
Whiting, Env. Fac. Mandatory Put Bonds (6/5/26),
(BP Products North America, Inc.), Ser. A,
5.00%, 12/1/44	A1	1,500,000	1,778,880
			1,778,880
Ohio (88.6%)
Allen Cnty., Hosp. Fac. Rev. Bonds
5.00%, 8/1/21	A+	400,000	423,964
Ser. A, 4.00%, 8/1/38	A+	1,370,000	1,500,835
American Muni. Pwr., Inc. Rev. Bonds
(Greenup Hydroelectric Pwr. Plant), Ser. A,
5.00%, 2/15/41	A1	1,000,000	1,157,610
(Hydroelectric Pwr. Plant), Ser. A, 5.00%, 2/15/41	A2	830,000	950,475
Bluffton, Hosp. Fac. Rev. Bonds, (Blanchard Valley
Hlth. Syst.), 5.00%, 12/1/31	A2	650,000	779,753
Bowling Green State U. Rev. Bonds, Ser. A,
5.00%, 6/1/42	A1	1,000,000	1,147,430
Buckeye, Tobacco Settlement Fin. Auth. Rev. Bonds,
Ser. A-2, 5.75%, 6/1/34	Ca	1,500,000	1,502,595

Ohio Tax Exempt Income Fund 21

MUNICIPAL BONDS AND NOTES (97.8%)* cont.	Rating**	Principal amount	Value
Ohio cont.
Carlisle, Local School Dist. G.O. Bonds,
(School Impt.)
5.00%, 12/1/47	AA	$500,000	$573,480
5.00%, 12/1/42	AA	350,000	403,179
5.00%, 12/1/37	AA	100,000	116,062
Centerville, Hlth. Care Rev. Bonds,
(Graceworks Lutheran Svcs.), 5.25%, 11/1/50	BB+/P	500,000	545,905
Cincinnati, G.O. Bonds, Ser. D, 4.00%, 12/1/32	Aa2	500,000	530,870
Cincinnati, Econ. Dev. Rev. Bonds, (Keystone Parke
Phase III), Ser. B, 5.00%, 11/1/40	AA	500,000	581,620
Cleveland, Income Tax Rev. Bonds
(Impt. Pk. & Recreational), 5.00%, 10/1/33	AA	615,000	749,870
(Pub. Fac. Impt.), Ser. B-1, 5.00%, 10/1/33	AA	300,000	369,402
(Bridges & Roadways Impt.), Ser. B-2,
5.00%, 10/1/32	AA	1,000,000	1,236,560
(Pub. Fac. Impt.), Ser. B-1, 5.00%, 10/1/32	AA	500,000	618,280
(Impt. Bridges), 4.00%, 10/1/29	AA	300,000	343,104
(Impt. Bridges), 4.00%, 10/1/28	AA	400,000	459,644
Cleveland, Pkg. Fac. Rev. Bonds, AGM,
5.25%, 9/15/22	AA	1,630,000	1,800,677
Cleveland, Pub. Pwr. Syst. Rev. Bonds, Ser. B-1,
NATL, zero %, 11/15/25	A3	3,000,000	2,659,170
Cleveland, State U. Rev. Bonds, 5.00%, 6/1/37	A1	1,500,000	1,594,590
Cleveland, Wtr. Poll. Control Rev. Bonds,
(Green Bonds)
5.00%, 11/15/41	Aa3	500,000	578,415
5.00%, 11/15/36	Aa3	435,000	508,328
Cleveland-Cuyahoga Cnty., Rev. Bonds, (Euclid Ave.
Dev., Corp.), 5.00%, 8/1/39	A2	1,000,000	1,120,510
Cleveland-Cuyahoga Cnty., Port Auth. Cultural
Fac. Rev. Bonds, (Playhouse Square Foundation),
5.50%, 12/1/53	BB+	700,000	807,233
Columbus, Metro. Library Special Oblig. Rev. Bonds,
4.00%, 12/1/38	Aa2	1,000,000	1,141,490
Columbus, Swr. VRDN, Ser. B, 1.02%, 6/1/32	VMIG 1	930,000	930,000
Cuyahoga Cmnty., College Dist. Rev. Bonds, Ser. D,
5.00%, 8/1/32	Aa2	750,000	817,425
Cuyahoga Cnty., COP, (Convention Hotel),
5.00%, 12/1/27	AA–	1,250,000	1,428,863
Cuyahoga Cnty., Econ. Dev. Rev. Bonds
5.00%, 1/1/41	A	1,435,000	1,751,633
5.00%, 1/1/37	A	400,000	493,976
5.00%, 1/1/34	A	300,000	373,623
Fairview Park City School Dist. G.O. Bonds,
5.00%, 12/1/42	Aa2	1,000,000	1,106,470
Franklin Cnty., Rev. Bonds, (Trinity Hlth. Corp.
Oblig. Group), Ser. 17OH, 5.00%, 12/1/46	Aa3	2,445,000	2,870,381
Franklin Cnty., Convention Fac. Auth. Rev.
Bonds, (Greater Columbus Convention Ctr. Hotel
Expansion), 5.00%, 12/1/44	BBB–	1,000,000	1,174,030

22 Ohio Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (97.8%)* cont.	Rating**	Principal amount	Value
Ohio cont.
Franklin Cnty., Hlth. Care Fac. Rev. Bonds
(OH Presbyterian Retirement Svcs. (OPRS)
Cmntys. Oblig. Group), Ser. A, 5.625%, 7/1/26	BBB/F	$1,100,000	$1,125,355
5.00%, 11/15/44	BBB+/F	1,000,000	1,098,440
Franklin Cnty., Hosp. Fac. Rev. Bonds,
(Nationwide Children’s Hosp.), Ser. A
4.00%, 11/1/39	Aa2	500,000	552,060
4.00%, 11/1/38	Aa2	300,000	331,962
Gallia Cnty., Local School Impt. Dist. G.O. Bonds,
5.00%, 11/1/27	Aa2	815,000	946,378
Hamilton Cnty., Hlth. Care Rev. Bonds,
(Life Enriching Cmnty.), 5.00%, 1/1/46	BBB–/F	500,000	555,755
Hamilton Cnty., Hosp. Fac. Rev. Bonds,
(TriHealth, Inc. Oblig. Group), Ser. A, 5.00%, 8/15/42	A+	970,000	1,135,608
Hamilton Cnty., Sales Tax Rev. Bonds, Ser. B, AMBAC
zero %, 12/1/24	A1	3,000,000	2,773,260
zero %, 12/1/22	A1	500,000	479,495
Huber Heights City School Dist. G.O. Bonds,
(School Impt.), 5.00%, 12/1/31	Aa2	1,000,000	1,188,760
Huran Cnty., Human Svcs. G.O. Bonds, NATL,
6.55%, 12/1/20	Aa3	545,000	560,009
JobsOhio Beverage Syst. Rev. Bonds, (Statewide Sr.
Lien Liquor Profits), Ser. A, 5.00%, 1/1/38	AA	700,000	769,055
Kent State U. Rev. Bonds, (Gen. Receipts),
5.00%, 5/1/30	Aa3	1,000,000	1,203,090
Lake Cnty., Cmnty. College Dist. COP, 4.00%, 10/1/35	A2	1,840,000	2,046,908
Lake Cnty., Hosp. Fac. Rev. Bonds, (Lake Hosp.
Syst., Inc.), Ser. C, 6.00%, 8/15/43	Baa1	180,000	180,630
Lakewood, City School Dist. G.O. Bonds,
(School Fac. Impt.), Ser. B
4.00%, 11/1/35	Aa2	500,000	564,420
4.00%, 11/1/34	Aa2	430,000	486,657
4.00%, 11/1/33	Aa2	375,000	426,803
4.00%, 11/1/32	Aa2	225,000	257,474
Lorain Cnty., Port Auth. Econ. Dev. Facs. Rev. Bonds,
(Kendal at Oberlin), 5.00%, 11/15/30	A	750,000	831,203
Lucas Cnty., Hlth. Care Fac. Rev. Bonds
(Lutheran Homes), Ser. A, 7.00%, 11/1/45
(Prerefunded 11/1/20)	BB+/P	700,000	736,141
(Sunset Retirement Cmntys.), 5.50%, 8/15/30	A–/F	650,000	687,037
Miami Cnty., Hosp. Fac. Rev. Bonds, (Kettering Hlth.
Network Oblig. Group), 5.00%, 8/1/39	A+	1,000,000	1,195,230
Miami U. Rev. Bonds, 5.00%, 9/1/41	Aa3	500,000	589,740
Middleburg Heights, Hosp. Rev. Bonds,
(Southwest Gen. Hlth. Ctr.), 5.00%, 8/1/47	A2	1,200,000	1,283,832
Milford, Exempt Village School Dist. G.O. Bonds,
5.00%, 12/1/19	Aa2	200,000	200,000
Napoleon, City Fac. Construction & Impt. School
Dist. G.O. Bonds, 5.00%, 12/1/36	Aa3	500,000	539,295
New Albany, Plain Local School Dist. G.O. Bonds,
(School Impt.), 4.00%, 12/1/29	Aa1	1,410,000	1,512,042

Ohio Tax Exempt Income Fund 23

MUNICIPAL BONDS AND NOTES (97.8%)* cont.	Rating**	Principal amount	Value
Ohio cont.
North Royalton, City School Dist. G.O. Bonds,
(School Impt.), 5.00%, 12/1/47	Aa2	$2,000,000	$2,302,860
Northeastern Local School Dist. Clark Cnty., G.O.
Bonds, AGM, 4.00%, 12/1/34	AA	790,000	896,468
OH Hsg. Fin. Agcy. Rev. Bonds, (Single Fam. Mtge.),
Ser. 1, GNMA Coll., FNMA Coll., FHLMC Coll.,
5.00%, 11/1/28	Aaa	5,000	5,063
OH State G.O. Bonds, (Infrastructure Impt.), Ser. A,
4.00%, 2/1/33	Aa1	2,315,000	2,451,377
OH State Rev. Bonds, (Northeast OH Regl. Swr. Dist.),
5.00%, 11/15/44	Aa1	1,250,000	1,432,038
OH State Air Quality Dev. Auth. FRB,
(Columbus Southern Pwr. Co.), Ser. B,
5.80%, 12/1/38	A2	1,000,000	1,000,000
OH State Higher Edl. Fac. Comm. Rev. Bonds
(Summa Hlth. Syst.), 5.75%, 11/15/40	Baa2	370,000	376,730
5.25%, 12/1/48	BB	250,000	275,795
(Kenyon College), 5.00%, 7/1/44
(Prerefunded 7/1/20)	A	1,305,000	1,333,919
(Case Western Reserve U.), 5.00%, 12/1/40	AA–	1,000,000	1,187,460
(Xavier U.), 5.00%, 5/1/40	A3	750,000	758,933
(U. of Findlay (The)), 5.00%, 3/1/39	BBB–	500,000	568,190
(Oberlin Coll.), 5.00%, 10/1/31	AA	650,000	729,625
(U. of Dayton), Ser. A, 5.00%, 12/1/24	A+	285,000	334,932
(Kenyon College 2020), 4.00%, 7/1/44 ##	A2	1,400,000	1,510,278
(Kenyon College 2020), 4.00%, 7/1/40 ##	A2	730,000	797,313
OH State Hosp. Rev. Bonds, (U. Hosp. Hlth. Syst.),
Ser. A, 5.00%, 1/15/41	A2	1,000,000	1,145,360
OH State Hosp. Fac. Rev. Bonds, (Cleveland Clinic
Hlth. Syst.), Ser. A, 4.00%, 1/1/34	Aa2	1,250,000	1,422,525
OH State Private Activity Rev. Bonds, (Portsmouth
Bypass Gateway Group, LLC), AGM, 5.00%, 12/31/39	AA	750,000	852,255
OH State Tpk. Comm. Rev. Bonds
(Infrastructure), Ser. A-1, 5.25%, 2/15/32	Aa3	350,000	390,726
5.00%, 2/15/48	Aa3	1,250,000	1,373,788
OH State U. Rev. Bonds, Ser. A, 5.00%, 12/1/39	Aa1	1,000,000	1,157,910
OH State Wtr. Dev. Auth. Rev. Bonds, Ser. A,
5.00%, 12/1/34	Aaa	750,000	900,023
OH U. Gen. Recipients Athens Rev. Bonds
5.00%, 12/1/43	Aa3	1,035,000	1,125,966
5.00%, 12/1/42	Aa3	500,000	537,010
Ohio State G.O. Bonds, Ser. A, 5.00%, 6/15/38	Aa1	1,650,000	2,078,588
Princeton, City School Dist. G.O. Bonds, U.S. Govt.
Coll., 5.00%, 12/1/36	AA	500,000	578,590
Revere, Local School Dist. G.O. Bonds,
(School Fac. Impt.), Ser. C
4.00%, 12/1/33	Aa1	270,000	307,614
4.00%, 12/1/31	Aa1	1,000,000	1,148,920
Rickenbacker, Port Auth. Rev. Bonds,
(OASBO Expanded Asset Pooled), Ser. A,
5.375%, 1/1/32	A2	1,165,000	1,462,343

24 Ohio Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (97.8%)* cont.	Rating**	Principal amount	Value
Ohio cont.
Scioto Cnty., Hosp. Rev. Bonds,
(Southern OH Med. Ctr.)
5.00%, 2/15/34	A3	$1,025,000	$1,181,794
5.00%, 2/15/32	A3	865,000	1,003,210
Summit Cnty., G.O. Bonds, 4.00%, 12/1/31	Aa1	750,000	831,615
Toledo, Wtr. Wks. Syst. Rev. Bonds, 5.00%, 11/15/36	Aa3	500,000	596,790
Toledo-Lucas Cnty., Port Auth. FRB,
(CSX Transn, Inc.), 6.45%, 12/15/21	A3	1,900,000	2,072,406
U. of Akron Rev. Bonds, Ser. A
5.00%, 1/1/31	A1	500,000	579,330
5.00%, 1/1/28	A1	1,000,000	1,138,830
U. of Cincinnati Rev. Bonds, Ser. A, U.S. Govt. Coll.,
5.00%, 6/1/31	Aa3	500,000	547,460
Warren Cnty., Hlth. Care Fac. Rev. Bonds,
(Otterbein Homes Oblig. Group)
Ser. A, 5.75%, 7/1/33	A	500,000	567,265
5.00%, 7/1/39	A	1,000,000	1,113,990
Willoughby-Eastlake, City School Dist. G.O. Bonds,
(School Impt.), 5.00%, 12/1/46	A1	1,000,000	1,148,860
Youngstown State U. Rev. Bonds, 5.00%, 12/15/25	A+	500,000	526,315
			101,154,555
Puerto Rico (—%)
Cmnwlth. of PR, Sales Tax Fin. Corp. (COFINA) Rev.
Bonds, Ser. 07A
zero %, 8/1/43	BBB/P	224,146	11,207
zero %, 8/1/43	BBB/P	73,809	10,149
			21,356
South Carolina (0.7%)
SC Trans. Infrastructure Bank Mandatory Put Bonds
(10/1/22), Ser. 03B, 1.644%, 10/1/31	Aa3	745,000	746,118
			746,118
Texas (2.0%)
Clifton, Higher Ed. Fin. Corp. Rev. Bonds,
(IDEA Pub. Schools), PSFG, 4.00%, 8/15/32	AAA	2,000,000	2,336,120
			2,336,120
Washington (2.3%)
Grant Cnty., Pub. Util. Dist. No. 2 Mandatory Put
Bonds (12/2/20), (Elec. Syst.), 2.00%, 1/1/44	AA+	2,600,000	2,609,563
			2,609,563
Total municipal bonds and notes (cost $105,803,476)			$111,693,448

	Principal amount/
SHORT-TERM INVESTMENTS (4.1%)*		shares	Value
Putnam Short Term Investment Fund 1.78% L	Shares	4,659,165	$4,659,165
U.S. Treasury Bills 1.678%, 2/20/20 #		$35,000	34,879
Total short-term investments (cost $4,694,036)			$4,694,044

TOTAL INVESTMENTS
Total investments (cost $110,497,512)			$116,387,492

Ohio Tax Exempt Income Fund 25

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from June 1, 2019 through November 30, 2019 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $114,155,798.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. For further details regarding security ratings, please see the Statement of Additional Information.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $30,885 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

## Forward commitment, in part or in entirety (Note 1).

L See Note 5 to the financial statements regarding investments in Putnam Short Term Investment Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $3,500,746 to cover certain derivative contracts and the settlement of certain securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index, 1 Month US LIBOR or 3 Month US LIBOR rates, which were 1.10%, 1.70% and 1.91%, respectively, as of the close of the reporting period.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Education	20.2%
Health care	20.1
Local debt	15.8
Utilities	11.7

FUTURES CONTRACTS OUTSTANDING at 11/30/19 (Unaudited)
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
U.S. Treasury Bond Ultra 30 yr (Short)	6	$1,126,313	$1,126,313	Mar-20	$205
Unrealized appreciation					205
Unrealized (depreciation)					—
Total					$205

26 Ohio Tax Exempt Income Fund

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 11/30/19 (Unaudited)
		Upfront
		premium	Termina-			Unrealized
Swap counterparty/		received	tion	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
Citibank, N.A.
$2,430,000	$7,516 E	$—	10/18/31	1.404% —	SIFMA Municipal	$(7,516)
				Quarterly	Swap index —
					Quarterly
4,500,000	1,566 E	—	10/18/26	SIFMA Municipal	1.182% — Quarterly	1,566
				Swap index —
				Quarterly
4,450,000	3,333 E	—	10/20/26	SIFMA Municipal	1.159% — Quarterly	(3,333)
				Swap index —
				Quarterly
1,310,000	929 E	—	10/21/41	1.559% —	SIFMA Municipal	(929)
				Quarterly	Swap index —
					Quarterly
Upfront premium received		—		Unrealized appreciation		1,566
Upfront premium (paid)		—		Unrealized (depreciation)		(11,778)
Total		$—		Total		$(10,212)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 11/30/19 (Unaudited)
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Citibank, N.A.
$360,000	$205	$—	1/23/20	—	1.52% minus	$205
					Municipal Market
					Data Index AAA
					municipal yields
					10 Year rate — At
					maturity
180,000	95	—	1/24/20	—	1.52% minus	95
					Municipal Market
					Data Index AAA
					municipal yields
					10 Year rate — At
					maturity
Goldman Sachs International
360,000	310	—	1/15/20	—	1.52% minus	310
					Municipal Market
					Data Index AAA
					municipal yields
					10 Year rate — At
					maturity

Ohio Tax Exempt Income Fund 27

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 11/30/19 (Unaudited) cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Morgan Stanley & Co. International PLC
$180,000	$115	$—	1/21/20	—	1.52% minus	$115
					Municipal Market
					Data Index AAA
					municipal yields
					10 Year rate — At
					maturity
180,000	115	—	1/21/20	—	1.52% minus	116
					Municipal Market
					Data Index AAA
					municipal yields
					10 Year rate — At
					maturity
Upfront premium received		—		Unrealized appreciation		841
Upfront premium (paid)		—		Unrealized (depreciation)		—
Total		$—		Total		$841

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$111,693,448	$—
Short-term investments	4,659,165	34,879	—
Totals by level	$4,659,165	$111,728,327	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Futures contracts	$205	$—	$—
Interest rate swap contracts	—	(10,212)	—
Total return swap contracts	—	841	—
Totals by level	$205	$(9,371)	$—

The accompanying notes are an integral part of these financial statements.

28 Ohio Tax Exempt Income Fund

Statement of assets and liabilities 11/30/19 (Unaudited)

ASSETS
Investment in securities, at value (Notes 1 and 8):
Unaffiliated issuers (identified cost $105,838,347)	$111,728,327
Affiliated issuers (identified cost $4,659,165) (Notes 1 and 5)	4,659,165
Cash	3,084
Interest and other receivables	1,536,379
Receivable for shares of the fund sold	5,064
Receivable for custodian fees (Note 2)	11,058
Receivable for variation margin on futures contracts (Note 1)	2,438
Unrealized appreciation on OTC swap contracts (Note 1)	2,407
Prepaid assets	7,772
Total assets	117,955,694

LIABILITIES
Payable for investments purchased	1,164,050
Payable for purchases of delayed delivery securities (Note 1)	2,326,785
Payable for shares of the fund repurchased	93,331
Payable for compensation of Manager (Note 2)	39,732
Payable for investor servicing fees (Note 2)	13,417
Payable for Trustee compensation and expenses (Note 2)	62,483
Payable for administrative services (Note 2)	397
Payable for distribution fees (Note 2)	39,241
Distributions payable to shareholders	7,998
Unrealized depreciation on OTC swap contracts (Note 1)	11,778
Other accrued expenses	40,684
Total liabilities	3,799,896

Net assets	$114,155,798

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$108,682,484
Total distributable earnings (Note 1)	5,473,314
Total — Representing net assets applicable to capital shares outstanding	$114,155,798

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share ($90,867,709 divided by 9,934,471 shares)	$9.15
Offering price per class A share (100/96.00 of $9.15)*	$9.53
Net asset value and offering price per class B share ($866,693 divided by 94,916 shares)**	$9.13
Net asset value and offering price per class C share ($6,287,896 divided by 687,536 shares)**	$9.15
Net asset value, offering price and redemption price per class R6 share
($648,223 divided by 70,714 shares)	$9.17
Net asset value, offering price and redemption price per class Y share
($15,485,277 divided by 1,690,657 shares)	$9.16

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Ohio Tax Exempt Income Fund 29

Statement of operations Six months ended 11/30/19 (Unaudited)

INVESTMENT INCOME
Interest (including interest income of $2,534 from investments in affiliated issuers) (Note 5)	$1,863,755
Total investment income	1,863,755

EXPENSES
Compensation of Manager (Note 2)	237,791
Investor servicing fees (Note 2)	40,781
Custodian fees (Note 2)	3,502
Trustee compensation and expenses (Note 2)	976
Distribution fees (Note 2)	134,133
Administrative services (Note 2)	1,168
Auditing and tax fees	29,695
Other	26,300
Total expenses	474,346
Expense reduction (Note 2)	(22,489)
Net expenses	451,857

Net investment income	1,411,898

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	245,174
Futures contracts (Note 1)	35,192
Swap contracts (Note 1)	2,574
Total net realized gain	282,940
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	702,407
Futures contracts	205
Swap contracts	(9,371)
Total change in net unrealized appreciation	693,241

Net gain on investments	976,181

Net increase in net assets resulting from operations	$2,388,079

The accompanying notes are an integral part of these financial statements.

30 Ohio Tax Exempt Income Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 11/30/19*	Year ended 5/31/19
Operations
Net investment income	$1,411,898	$3,044,673
Net realized gain on investments	282,940	581,630
Change in net unrealized appreciation of investments	693,241	1,901,342
Net increase in net assets resulting from operations	2,388,079	5,527,645
Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income
Class A	—	(13,334)
Class B	—	(183)
Class C	—	(1,091)
Class M	—	(76)
Class R6	—	(74)
Class Y	—	(2,165)
From tax-exempt net investment income
Class A	(1,105,111)	(2,438,258)
Class B	(9,093)	(24,179)
Class C	(55,889)	(141,308)
Class M	(5,813)	(12,285)
Class R6	(8,967)	(10,217)
Class Y	(212,679)	(408,486)
Increase (decrease) from capital share transactions (Note 4)	3,715,921	(16,326,105)
Total increase (decrease) in net assets	4,706,448	(13,850,116)

NET ASSETS
Beginning of period	109,449,350	123,299,466
End of period	$114,155,798	$109,449,350

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Ohio Tax Exempt Income Fund 31

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA
											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From net			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	investment	Total	Net asset value,	at net asset value	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)	on investments	operations	income	distributions	end of period	(%)[a]	(in thousands)	net assets (%)[b]	net assets (%)	turnover (%)
Class A
November 30, 2019 **	$9.06	.12	.09	.21	(.12)	(.12)	$9.15	2.28*	$90,868	.42*	1.28*	7*
May 31, 2019	8.85	.24	.21	.45	(.24)	(.24)	9.06	5.19	85,815.84		2.70	19
May 31, 2018	9.02	.25	(.17)	.08	(.25)	(.25)	8.85	.85	100,922.83		2.74	33
May 31, 2017	9.24	.25	(.22)	.03	(.25)	(.25)	9.02	.39	108,906.83		2.81	15
May 31, 2016	9.07	.29	.16	.45	(.28)	(.28)	9.24	5.10	120,182	.82[c]	3.11[c]	11
May 31, 2015	9.12	.30	(.05)	.25	(.30)	(.30)	9.07	2.74	117,935.80		3.28	16
Class B
November 30, 2019 **	$9.05	.09	.08	.17	(.09)	(.09)	$9.13	1.85*	$867	.73*	.97*	7*
May 31, 2019	8.84	.18	.21	.39	(.18)	(.18)	9.05	4.53	1,053	1.47	2.08	19
May 31, 2018	9.01	.19	(.17)	.02	(.19)	(.19)	8.84	.21	1,249	1.46	2.11	33
May 31, 2017	9.22	.20	(.21)	(.01)	(.20)	(.20)	9.01	(.13)	1,484	1.46	2.18	15
May 31, 2016	9.06	.23	.16	.39	(.23)	(.23)	9.22	4.33	1,530	1.44[c]	2.49[c]	11
May 31, 2015	9.11	.24	(.05)	.19	(.24)	(.24)	9.06	2.11	1,791	1.42	2.66	16
Class C
November 30, 2019 **	$9.06	.08	.09	.17	(.08)	(.08)	$9.15	1.89 *	$6,288	.81*	.90*	7*
May 31, 2019	8.85	.17	.21	.38	(.17)	(.17)	9.06	4.36	6,576	1.62	1.92	19
May 31, 2018	9.02	.18	(.17)	.01	(.18)	(.18)	8.85	.07	8,588	1.61	1.97	33
May 31, 2017	9.24	.18	(.22)	(.04)	(.18)	(.18)	9.02	(.39)	11,007	1.61	2.03	15
May 31, 2016	9.07	.21	.17	.38	(.21)	(.21)	9.24	4.28	11,138	1.59[c]	2.34[c]	11
May 31, 2015	9.12	.23	(.05)	.18	(.23)	(.23)	9.07	1.95	10,798	1.57	2.51	16
Class R6
November 30, 2019 **	$9.07	.13	.10	.23	(.13)	(.13)	$9.17	2.51*	$648	.29*	1.41*	7*
May 31, 2019	8.86	.26	.21	.47	(.26)	(.26)	9.07	5.44	637.59		2.97	19
May 31, 2018†	8.81	.01	.05	.06	(.01)	(.01)	8.86	.65*	10	.02*	.08*	33
Class Y
November 30, 2019 **	$9.07	.13	.09	.22	(.13)	(.13)	$9.16	2.39 *	$15,485	.31*	1.39*	7*
May 31, 2019	8.86	.26	.21	.47	(.26)	(.26)	9.07	5.42	14,847.62		2.92	19
May 31, 2018	9.03	.27	(.17)	.10	(.27)	(.27)	8.86	1.07	12,015.61		2.96	33
May 31, 2017	9.24	.27	(.21)	.06	(.27)	(.27)	9.03	.72	13,328.61		3.03	15
May 31, 2016	9.08	.31	.15	.46	(.30)	(.30)	9.24	5.22	12,568	.59[c]	3.34[c]	11
May 31, 2015	9.12	.32	(.04)	.28	(.32)	(.32)	9.08	3.08	12,031.57		3.52	16

* Not annualized.

** Unaudited.

† For the period May 21, 2018 (commencement of operations) to May 31, 2018.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

c Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

The accompanying notes are an integral part of these financial statements.

32 Ohio Tax Exempt Income Fund	Ohio Tax Exempt Income Fund 33

Notes to financial statements 11/30/19 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from June 1, 2019 through November 30, 2019.

Putnam Ohio Tax Exempt Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek as high a level of current income exempt from federal income tax and Ohio personal income tax as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds that pay interest that is exempt from federal income tax and Ohio personal income tax (but that may be subject to federal alternative minimum tax (AMT)), are investment-grade in quality, and have intermediate- to long-term maturities (i.e., three years or longer). Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in tax-exempt investments. Tax-exempt investments are issued by or for states, territories or possessions of the United States or by their political subdivisions, agencies, authorities or other government entities, and the income from these investments is exempt from both federal and Ohio personal income tax. This investment policy cannot be changed without the approval of the fund’s shareholders. Interest income from private activity bonds may be subject to federal AMT for individuals. These investments are not included for the purpose of complying with the 80% investment policy. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class R6 and class Y shares. Effective November 25, 2019, all class M shares were converted to class A shares and are no longer available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 4.00%. Class A shares generally are not subject to a contingent deferred sales charge and class R6 and class Y shares are not subject to a contingent deferred sales charge. Prior to November 25, 2019, class M shares were sold with a maximum front-end-sales charge of 3.25% and were not subject to a contingent differed sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. The expenses for class A, class B and class C shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B and class C shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those

34 Ohio Tax Exempt Income Fund

estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

Securities purchased or sold on a when-issued or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Ohio Tax Exempt Income Fund 35

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk and for yield curve positioning.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure and for gaining exposure to specific sectors.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the

36 Ohio Tax Exempt Income Fund

fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $9,912 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as

Ohio Tax Exempt Income Fund 37

either short-term or long-term capital losses. At May 31, 2019, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$629,097	$104,182	$733,279

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $110,485,991, resulting in gross unrealized appreciation and depreciation of $5,949,031 and $56,696, respectively, or net unrealized appreciation of $5,892,335.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.590%	of the first $5 billion,	0.390%	of the next $50 billion,
0.540%	of the next $5 billion,	0.370%	of the next $50 billion,
0.490%	of the next $10 billion,	0.360%	of the next $100 billion and
0.440%	of the next $10 billion,	0.355%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.214% of the fund’s average net assets.

Putnam Management has contractually agreed, through September 30, 2020, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account

38 Ohio Tax Exempt Income Fund

(retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts. Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$32,074	Class R6	161
Class B	349	Class Y	5,677
Class C	2,331	Total	$40,781
Class M	189

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $22,489 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $75, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	*	$97,094
Class B	1.00%	0.85%	4,037
Class C	1.00%	1.00%	31,715
Class M**	1.00%	0.50%	1,287
Total			$134,133

* Equals the weighted average of (i) 0.20% of the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% of all other net assets of the fund attributable to class A shares.

** Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

Ohio Tax Exempt Income Fund 39

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $2,358 and no monies from the sale of class A and class M shares, respectively, and received no monies and $15 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$12,953,111	$8,060,116
U.S. government securities (Long-term)	—	—
Total	$12,953,111	$8,060,116

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 11/30/19		YEAR ENDED 5/31/19
Class A	Shares	Amount	Shares	Amount
Shares sold	870,128	$7,990,089	252,027	$2,237,179
Shares issued in connection with
reinvestment of distributions	109,950	1,006,523	251,518	2,224,330
	980,078	8,996,612	503,545	4,461,509
Shares repurchased	(514,782)	(4,710,072)	(2,437,546)	(21,488,246)
Net increase (decrease)	465,296	$4,286,540	(1,934,001)	$(17,026,737)

	SIX MONTHS ENDED 11/30/19		YEAR ENDED 5/31/19
Class B	Shares	Amount	Shares	Amount
Shares sold	—**	$3	5,005	$43,955
Shares issued in connection with
reinvestment of distributions	990	9,046	2,710	23,932
	990	9,049	7,715	67,887
Shares repurchased	(22,468)	(205,717)	(32,679)	(289,230)
Net decrease	(21,478)	$(196,668)	(24,964)	$(221,343)

40 Ohio Tax Exempt Income Fund

	SIX MONTHS ENDED 11/30/19		YEAR ENDED 5/31/19
Class C	Shares	Amount	Shares	Amount
Shares sold	10,371	$94,830	45,362	$403,628
Shares issued in connection with
reinvestment of distributions	5,588	51,136	14,928	131,980
	15,959	145,966	60,290	535,608
Shares repurchased	(53,896)	(490,829)	(305,088)	(2,698,010)
Net decrease	(37,937)	$(344,863)	(244,798)	$(2,162,402)

	SIX MONTHS ENDED 11/30/19*		YEAR ENDED 5/31/19
Class M	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Shares issued in connection with
reinvestment of distributions	520	4,766	1,346	11,913
	520	4,766	1,346	11,913
Shares repurchased	(58,003)	(530,149)	(2,000)	(17,395)
Net decrease	(57,483)	$(525,383)	(654)	$(5,482)

	SIX MONTHS ENDED 11/30/19		YEAR ENDED 5/31/19
Class R6	Shares	Amount	Shares	Amount
Shares sold	1,803	$16,455	77,287	$675,532
Shares issued in connection with
reinvestment of distributions	974	8,933	1,168	10,385
	2,777	25,388	78,455	685,917
Shares repurchased	(2,299)	(21,042)	(9,355)	(81,962)
Net increase	478	$4,346	69,100	$603,955

	SIX MONTHS ENDED 11/30/19		YEAR ENDED 5/31/19
Class Y	Shares	Amount	Shares	Amount
Shares sold	141,006	$1,287,940	893,859	$7,880,339
Shares issued in connection with
reinvestment of distributions	21,395	196,149	41,432	367,083
	162,401	1,484,089	935,291	8,247,422
Shares repurchased	(108,196)	(992,140)	(654,961)	(5,761,518)
Net increase	54,205	$491,949	280,330	$2,485,904

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

** Amount represents less than 1 share.

Ohio Tax Exempt Income Fund 41

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 5/31/19	cost	proceeds	income	of 11/30/19
Short-term investments
Putnam Short Term
Investment Fund*	$—	$4,883,599	$224,434	$2,534	$4,659,165
Total Short-term
investments	$—	$4,883,599	$224,434	$2,534	$4,659,165

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund focuses a majority of its investments in the state of Ohio and may be affected by economic and political developments in that state.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	1
OTC interest rate swap contracts (notional)	$2,900,000
OTC total return swap contracts (notional)	$290,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
	Receivables, Net
	assets — Unrealized
Interest rate contracts	appreciation	$2,612*	Payables	$11,778
Total		$2,612		$11,778

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Swaps	Total
Interest rate contracts	$35,192	$2,574	$37,766
Total	$35,192	$2,574	$37,766

42 Ohio Tax Exempt Income Fund

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Swaps	Total
Interest rate contracts	$205	$(9,371)	$(9,166)
Total	$205	$(9,371)	$(9,166)

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Citibank, N.A.	Goldman Sachs International	JPMorgan Securities LLC	Morgan Stanley & Co. International PLC	Total
Assets:
OTC Interest rate swap contracts*#	$1,566	$—	$—	$—	$1,566
OTC Total return swap contracts*#	300	310	—	231	841
Futures contracts§	—	—	2,438	—	2,438
Total Assets	$1,866	$310	$2,438	$231	$4,845
Liabilities:
OTC Interest rate swap contracts*#	11,778	—	—	—	11,778
OTC Total return swap contracts*#	—	—	—	—	—
Futures contracts§	—	—	—	—	—
Total Liabilities	$11,778	$—	$—	$—	$11,778
Total Financial and Derivative	$(9,912)	$310	$2,438	$231	$(6,933)
Net Assets
Total collateral received (pledged)†##	$—	$—	$—	$—
Net amount	$(9,912)	$310	$2,438	$231
Controlled collateral received (including
TBA commitments)**	$—	$—	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$—	$—

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts, which is not included in the table above, amounted to $30,885.

Ohio Tax Exempt Income Fund 43

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

44 Ohio Tax Exempt Income Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	Robert E. Patterson
London, England SW1A 1ER	George Putnam, III	Richard T. Kircher
	Robert L. Reynolds	Vice President and BSA
Marketing Services	Manoj P. Singh	Compliance Officer
Putnam Retail Management
100 Federal Street	Officers	Susan G. Malloy
Boston, MA 02110	Robert L. Reynolds	Vice President and
	President	Assistant Treasurer
Custodian
State Street Bank	Robert T. Burns	Denere P. Poulack
and Trust Company	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Legal Counsel
Ropes & Gray LLP	James F. Clark	Janet C. Smith
	Vice President, Chief Compliance	Vice President,
	Officer, and Chief Risk Officer	Principal Financial Officer,
Principal Accounting Officer,
	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
	Proxy Voting and Corporate	Mark C. Trenchard
	Governance, Assistant Clerk,	Vice President
and Assistant Treasurer

This report is for the information of shareholders of Putnam Ohio Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

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SA053 319336 1/20

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Ohio Tax Exempt Income Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: January 27, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: January 27, 2020

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: January 27, 2020